August 9, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Impac CMB Trust Series 1999-2 Collateralized Asset-Backed Bonds, Series 1999-2
               File No. 333-60707-02.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to an Indenture dated as of June 28, 1999 (the "Indenture") between Impac CMB Trust Series 1999-2, a Delaware business trust, as Issuer (the "Issuer"), and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee"), is a Current Report on Form 8-K (the "Report").

          The Series 1999-2 Collateralized Asset-Backed Bonds (the "Bonds") will represent obligations of Impac CMB Trust Series 1999-2 (the "Issuer"), which was formed pursuant to a Trust Agreement dated as of June 18, 1999 between IMH Assets Corp. (the "Company") and Wilmington Trust Company, the Owner Trustee (as amended and restated by the Amended and Restated Trust Agreement to be dated June 28, 1999, the "Trust Agreement"). The Bonds will be issued pursuant to an Indenture to be dated June 28, 1999, between the Issuer and Bankers Trust Company of California, N.A., the Indenture Trustee.

          The Impac CMB Trust Series 1999-2 will consist of primarily of a pool of adjustable-rate and fixed-rate, first lien and second lien mortgage loans.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-60707-02). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, within 15 business days after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form attached herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Impac CMB Trust Series 1999-2 Collateralized Asset-Backed Bonds, Series 1999-2



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  July 26, 1999


                              IMH ASSETS CORP.
          (as Depositor under a Series 1999-2 Indenture dated as of June 28, 1999, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1999-2)


          IMPAC CMB TRUST SERIES 1999-2 COLLATERALIZED ASSET-BACKED BONDS,
                                SERIES 1999-2
              (Exact name of Registrant as specified in its Charter)


                                  DELAWARE
                (State or Other Jurisdiction of Incorporation)


             333-60707-02                            33-0705301
            (Commission File Number)                 (I.R.S. Employer
                                                     Identification No.)


            1401 DOVE STREET
            NEWPORT BEACH, CALIFORNIA                 92660
            (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of July 26, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of June 28, 1999.


          Date:  August 9, 1999             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of July 26, 1999.




IMPAC CMB Trust   1999-2
Collateralized Asset-Backed Bonds


July 26, 1999 Distribution


Contents


TABLE OF CONTENTS


>                                                                  Page

                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               6
                                                                       4.  Cred
>it Enhancement Report                                               9
                                                                       5.  Coll
>ateral Report                                                      10
                                                                       6.  Deli
>nquency Report                                                     13
                                                                       7.  REO
>Report                                                             16
                                                                       8.  Prep
>ayment Report                                                      17
                                                                       9.  Prep
>ayment Detail Report                                               20
                                                                      10.  Real
>ized Loss Report                                                   21
                                                                      11.  Real
>ized Loss Detail Report                                            24
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     25


                                                                           Tota
>l Number of Pages
> 25


                                                            CONTACTS

                                                                            Adm
>inistrator:   Jennifer C. Bohannon
                                                                            Dir
>ect Phone Number:   (949)224-8904
                                                                            Add
>ress:   Bankers Trust Company of California, N.A.

>              3 Park Plaza 16th Floor, Irvine, CA 92614

                                                                            Web
> Site:   http://online.bankerstrust.com/invr/
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (949) 253-7575


               ISSUANCE INFORMATION

                              Seller:                       Impac Funding Corp.
>                                                         Cut-Off Date:
>     June 1, 1999
                              Certificate Insurer:          AMBAC Indemnity Cor
>poration                                                 Closing Date:
>      June 28, 1999
                              Servicer(s):                  Impac Funding Corpo
>ration      Master Servicer                              First Payment Date:
>  July 26, 1999
                                                            Wendover Funding, I
>nc.      Sub-Servicer


                              Underwriter(s):               Donald, Lufkin & Je
>nerette Securities      Underwriter                      Distribution Date:
>    July 26, 1999

>                                                         Record Date:
>      June 30, 1999


>                          Page 1 of 25
>          (c) COPYRIGHT 1999 Bankers Trust Company


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1

                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t _for_3
                                                                IM9902  199907
>        0840897.5       0       0       0       0      28       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM9902  199907
>        1       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1

                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del _3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_ for_3
                                                                IM9902  199907
>        2840897.5       0       0       0       0      28       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      01.18E
>+08


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      01.15E
>+08

t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0       0       0      0 2904
>621


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


1
>0       0                                                          356.52
>                                                 0       0              0
                        82826.87 51984.2 1939.09       0       0       1
>0       0                                                         190.191
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.17E+08     712     71182826.87 51984.2 1939.09       0       0       1
>0      0   38.4741793.71   629.3 9500618 8991542 8444161352.7488352.40853.8083
>820.041348 0.136960.0531650.0104210.010421       0       0              0

>
>                                                         0              0
                        80443.93 51984.2 1969.77       0       0       1
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.15E+08     626     62580443.93 51984.2 1969.77       0       0       1
>0       0   38.4740607.63       0 9094603 8607312 8060344    357356.51953.4805
>090.042395 0.140430.0545120.0106850.010685       0       0              0



>
>                                                         0              0
                         2382.94       0  -30.68       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
 2902268      86      86 2382.94       0  -30.68       0       0       0
>0       0       0 1186.08   629.3406014.8384230.1383817.7    185190.191116.746
>13       0       0       0       0       0       0       0              0

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


              0                 0       0       0       0                    0.
>14
                                                        0                   0.0
>79
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Jul-99117.42470.0808
>14                                                0.0004590.999541
>   0.0004590.005494                0.0054943.8083820.721327

0                 0       0       0       0

                                         BankruptREO     ARM LoanARM LoanARM Lo
>ans
>           ARM Loans               ARM Loans       ARM Loans
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Jul-99114.5224 0.079
>32                                                0.0004710.999529
>   0.0004710.005636                0.0056363.4805090.809678


              0                 0       0       0       0

                                         BankruptREO     High LTVHigh LTVHigh L
>TV's
>           High LTV's              High LTV's      High LTV's
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Jul-992.9022680.1397
>82                                                       0       1
>          0       0                       016.74613       0


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM  12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM  12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       4
>  0
0.72132753.92329       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       6       3
>  0

>
>                         4       4Credit Enhancement Repor       9       1

>
>                         5       5Collateral Report             10       3
>  0

>
>                         6       6Delinquency Report            13       3
>  0

>
>                         7       7REO Report                    16       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             17       3
>  0

>
>                        10       9Prepayment Detail Report      20       1

>
>                        11      10Realized Loss Report          21       3
>  0

>
>                        12      11Realized Loss Detail Rep      24       1

>
>                        13      12Triggers, Adj. Rate Cert      25       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         25



ARM LoanARM Loans                                       ARM Loans
>         ARM Loans                       ARM Loans
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
0.80967853.95397       0       1                       0       0
>        0       0                       0


High LTVHigh LTV's                                      High LTV's
>         High LTV's                      High LTV's
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
       0-0.03068       0       1                       0       0
>        0       0                       0


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity


# Pages Total # # Standard Pgs per Report
               1               1
       0       4       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              25